Exhibit 99.1

0 AMERICAN STRATEGIC INVESTMENT CO. Third Quarter Investor Presentation 9 Times Square - New York, NY _

1 Third Quarter 2024 Highlights 1) See appendix for a full description of capitalized terms and Non - GAAP reconciliations. 2) Refer to slide 6 – Top 10 Tenant Investment Grade Profile. Based on Annualized Straight - line Rent and on ratings information as of September 30, 2024. For our purposes, includes both actual investment grade ratings of the tenant or guarantor, if availab le, or implied investment grade ratings, which includes ratings of the tenant’s parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or l eas e guarantor. See appendix for a full definition of Investment Grade. ASIC’s top 10 tenants are 60.5% actual Investment Grade (“I G”) rated and 20.2% implied Investment Grade. 3) Refer to slide 7 – Active Portfolio Management for additional information. 4) Refer to slide 9 – Capital Structure and Q3’24 Financial Results for further information regarding our capital structure and liquidity. 5) Based on Annualized Straight - Line Rent as of September 30, 2024. 6) Data as of September 30, 2024 . 1 Manhattan focused real estate portfolio features an underlying tenant base in core commercial businesses, an attractive top 10 tenant base that is 81% Investment Grade (1)(2) rated and demonstrated leasing platform success x Portfolio Occupancy (1) of 85.8% with a weighted - average Remaining Lease Term (1) of 5.9 years x Solid tenant base featuring government agencies and Investment Grade corporate tenants with core commercial business x Core office properties are well located in desirable submarkets with proximity to major transportation hubs x Top 10 tenants that are 81% (2) Investment Grade rated and have a Remaining Lease Term of 7.7 years x Well - balanced and long - term lease maturity schedule with over 45% (5) of leases expiring after 2030 x Active portfolio management resulting in new leasing completed during the quarter x Exploring strategic dispositions, signed a definitive agreement to sell 9 Times Square for $63.5 million, marketing process o ngo ing for 123 William St and 196 Orchard St x Completed three new leases in Q3’24 totaling 24,081 SF and $1.4 million of SLR (1) x 88% fixed - debt capital structure with a weighted - average debt maturity of 2.5 years at a 4.9% weighted - average interest rate x Limited near - term debt maturity, with only 12.4% of debt maturing through 2025 x Advisor and affiliates own over 1.4 million (6) shares, demonstrating their commitment to the Company High Quality Manhattan Focused Portfolio Active Portfolio Management (3) Conservative Debt Profile and Advisor - Shareholder Alignment (4)

2 2 Signed definitive agreement to sell 9 Times Square, continuing to market 123 William Street and 196 Orchard Street for sale Strategic Dispositions 2 Highlights x Signed definitive agreement to sell 9 Times Square for $63.5M x Reduces leverage and strengthens the Company’s cash position upon closing x Expected Net Proceeds (1) of $13.5M x The transaction is expected to close in Q4’24 x Ongoing marketing process for the sale of 123 William Street and 196 Orchard Street x Management believes 123 William Street and 196 Orchard Street are well - positioned to generate significant proceeds and create excess cash reserves x Intends to deploy proceeds towards higher - yielding investments in assets beyond Manhattan real estate, further diversifying the Company’s business Street view of 9 Times Square Street view of the lobby at 123 William Street Street view of 196 Orchard Street 1) There can be no assurance that ASIC will complete the dispositions of the above referenced properties on commercially reasona ble terms, if at all.

3 Third Quarter 2024 Portfolio Highlights Q3’24 Metric ($ and SF in mm) $489.9 Real Estate Investments, at Cost 7 Number of Properties 1.2 Total Square Feet $59.0 Annualized Straight - line Rent 85.8% Occupancy 5.9 Years Weighted - Average Lease Term Remaining 1) Ratings information is as of September 30, 2024. Weighted based on Annualized Straight - Line Rent as of September 30, 2024. ASIC’ s top 10 tenants are 60.5% actual Investment Grade rated and 20.2% implied Investment Grade. Refer to slide 6 – Top 10 Tenant Investment Grade Profile and Definitions in the appendix for additional information. 2) Based on Annualized Straight - Line Rent as of September 30, 2024. 3 Financial Services 24% Government / Public Administration 13% Retail 12% Non - profit 9% Office Space 9% Services 7% Healthcare Services 5% Fitness 5% Professional Services 5% Technology 3% Parking 3% Other 6% Portfolio of real estate investments featuring a diverse tenant mix across seven mixed - use office and retail condominium buildings that are primarily located in Manhattan Top 10 Tenants’ Credit Ratings (1) Tenant Industry Diversity (2) Lease Expiration Schedule (2) Portfolio Metrics 81% 19% Investment Grade Not Rated 11% 10% 5% 12% 6% 6% 5% 45% 2024 2025 2026 2027 2028 2029 2030 Thereafter

4 4 Real Estate Portfolio Highlights

5 5 Detailed Property Summary Note: Data as of September 30, 2024. 1) Figures represent real estate assets at cost. 2) Based on Annualized Straight - Line Rent as of September 30, 2024. 3) 9 Times Square is held - for - sale as of September 30, 2024. % of Portfolio Square Feet % of Annualized Straight - Line Rent Remaining Lease Term (2) (in years) Occupancy Real Estate Assets (1) ($ mm) Property 47% _ 37% 4.5 89% $278.3 123 William Street 5% _ 11% 10.3 100% $89.3 196 Orchard Street 5% _ 8% 2.9 94% $26.5 400 E. 67th Street 21% _ 26% 5.7 79% $60.5 1140 Avenue of the Americas 5% _ 2% 12.8 100% $19.3 200 Riverside Blvd. 2% _ 2% 9.8 89% $16.0 8713 Fifth Avenue 86% _ 86% 5.8 88% $489.9 Subtotal – Pro Forma Portfolio 14% _ 14% 6.6 71% $0.0 9 Times Square (3) 100% _ 100% 5.9 86% $489.9 Total Portfolio Note: Map shows six properties located in Manhattan. Medical office building in Brooklyn not pictured. Diversified portfolio across seven mixed - use office and retail assets that are primarily located in Manhattan with close proximity to major transportation hubs

6 6 Note: Portfolio data as of September 30, 2024, unless otherwise noted. 1) Weighted based on Annualized Straight - Line Rent as of September 30, 2024. 2) Based on Annualized Straight - line Rent and on ratings information as of September 30, 2024. Includes both actual investment grad e ratings of the tenant or guarantor, if available, or implied investment grade ratings, which includes ratings of the tenant ’s parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or lease guarantor. See appendix for a full description of Inv est ment Grade. ASIC’s top 10 tenants are 61% actual Investment Grade (“IG”) rated and 20% implied Investment Grade. 3) Cornell University’s original lease expired, and the tenant is currently operating under an amended month to month lease agre eme nt Top 10 Tenant Investment Grade Profile % of Portfolio SF % of Portfolio SLR Remaining Lease Term (in years) Credit Rating (2) Tenant Industry Space Type Tenant 3.6% _ 7.4% 8.8 A2 Financial Services Office / Retail City National Bank 6.9% _ 5.7% 6.8 A3* Non - Profit Office Planned Parenthood Federation of America, Inc. 3.0% _ 4.9% 14.2 Not Rated Fitness Retail Equinox 3.0% _ 4.2% 0.0 Aa1 Healthcare Services Office Cornell University (3) 4.1% _ 3.8% 13.3 Aa2 Government Office NYC Dept. of Youth & Community Development 1.0% _ 3.7% 9.9 Baa2 Retail Retail CVS 4.9% _ 3.5% 2.7 Aaa Government Office USA General Services Administration 0.8% _ 3.3% 11.7 Not Rated Retail Retail I Love NY Gifts 4.6% _ 3.1% 2.8 Aa1 Government Office NY State Dept. of Licensing 2.0% _ 2.8% 4.1 A2* Retail Retail Marshalls 33.7% _ 42.3% 7.7 81% IG Rated *Implied Rating Credit Rating: A2 Credit Rating: Aa1 Credit Rating: Baa2 Credit Rating: Aaa Credit Rating: Aa2 Top 10 tenants (1) feature a balance of Investment Grade corporate tenants with core commercial businesses and government agencies

7 7 Active portfolio management drives new leasing, in conjunction with strategic disposition initiatives to manage capital structure Active Portfolio Management 7 New Lease at 123 Williams x Leasing momentum at the asset continues to build with a new tenant signing a lease, increasing occupancy and adding SLR at 123 William Portfolio Management Highlights x Completed three new leases in Q3’24 totaling 24,081 SF and $1.4 million of SLR (1) x Signed a definitive agreement to sell 9 Times Square at a sale price of $63.5 million x Proceeds (2) , if the transaction is executed at the contemplated terms, will be used to pay off the loan on the asset x If the transaction is executed at the contemplated terms, expected to generate net cash proceeds of $13.5 million (2) , allowing the Company to further explore the diversification of the portfolio x Transaction is expected to close in Q4’24 New Lease Agreement 123 William Building 8,211 Square Feet 3/31/2030 Lease Expiration $0.4 million Annual SLR (1) 1) See Definitions in the appendix for a full description. 2) There can be no assurance that ASIC will complete the dispositions of the above referenced properties on commercially reasona ble terms, if at all. New Lease at 9 Times Square x New direct 3 - year lease agreement was signed with a former sub - tenant New Lease Agreement 9 Times Square Building 8,780 Square Feet 11/30/2027 License Expiration $0.4 million Annual SLR (1)

8 Financial Highlights

9 9 Capital Structure and Q3’24 Financial Results Note: We expect to fund our operating expenses and capital requirements over the next 12 months with cash on hand, cash gener ate d from operations and other potential sources. 1) In October 2024, the $49.5 million loan at 9 Times Square was scheduled to mature, but the Company extended the maturity to J anu ary 2025 pursuant to an option in the loan agreement . The interest rate on 9 Times Square was 8.06% as of September 30, 2024. 2) See Definitions in the appendix for a full description. 3) Calculated as total mortgage notes payable, gross of $399.5 million minus cash and cash equivalents of $5.2 million (excludin g r estricted cash) divided by the carrying value of total assets of $567.9 million plus accumulated depreciation and amortizatio n o f $87.9 million as of September 30, 2024. 4) See appendix for Non - GAAP reconciliations. Debt capital structure features limited debt maturities though 2025 (1) , 88% fixed - rate debt at a 4.9% weighted - average interest rate and Net Leverage (3) of 60.1% Q3’24 Key Capitalization Metrics ($ and shares in mm) 87.6% / 12.4% Fixed / Floating Debt % 4.9% Weighted Averaged Effective Interest Rate $399.5 Total Debt $489.9 Real estate assets, at cost 60.1% Net Leverage (2)(3) 2.6 Weighted Average Basic and Diluted Shares Outstanding 88% fixed - rate Debt Maturity Schedule $99.0 $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2024 2025 2026 2027 2028 2029 $49.5 Q3’24 Key Financial Results ($ mm) $15.4 Revenue from Tenants ($34.5) Net Loss ($24.8) EBITDA (4) $3.1 Adjusted EBITDA (4) $6.8 Cash NOI (2)(4) Capital Structure and Financial Highlights x Cash NOI was up 3.8% YoY from $6.5mm in Q3’23 to $6.8mm in Q3’24 x Majority fixed - rate mortgage debt with a weighted - average effective interest rate of 4.9% x Weighted - average debt maturity of 2.5 years with limited debt maturities through 2025 and Net Leverage of 60.1% x Debt maturing in 2025 is on 9 Times Square, which represents 12.4% of total outstanding debt Only ~12% of debt matures through 2025

10 10 ASIC’s capital structure is composed of majority fixed - rate mortgage debt, limiting adverse effects from rising interests Only ~12% of debt matures through 2025 (2) Compares favorably to prevailing interest rate market Represents modest leverage profile Key Capitalization Metrics 10 Capital structure features limited near - term debt maturities, 88% fixed - rate debt and Net Leverage of 60.1% (1) Capital Structure Highlights 88% Fixed - Rate Capital structure features 88% fixed - rate debt, Net Leverage of 60.1% (1) , a Weighted - Average Interest Rate of 4.9%, and a Weighted - Average Debt Maturity of 2.5 years, continues to contribute to the Company's overall success 2.5 Year Weighted - Average Debt Maturity 4.9% Weighted - Average Interest Rate 60.1% Net Leverage 1) Calculated as total mortgage notes payable, gross of $399.5 million minus cash and cash equivalents of $5.2 million (excludin g r estricted cash) divided by the carrying value of total assets of $567.9 million plus accumulated depreciation and amortizatio n o f $87.9 million as of September 30, 2024. 2) In October 2024, the $49.5 million loan at 9 Times Square was scheduled to mature, but the Company extended the maturity to J anu ary 2025 pursuant to an option in the loan agreement . The interest rate on 9 Times Square was 8.06% as of September 30, 2024.

11 11 Management and Board of Directors

12 12 Experienced Management Team Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former Asset Management and Acquisitions Director for Paramount Group, Inc., a 9 million square foot New York City office portfolio Michael LeSanto Chief Financial Officer ▪ Served as Chief Financial Officer since March 2024 ▪ With a background in public accounting, Mr. LeSanto previously served as Chief Accounting Officer of ASIC and held a number of senior accounting positions prior to joining the Company Michael Anderson Chief Executive Officer ▪ Served as Chief Executive Officer since September 2023 ▪ Also serves as Chief Executive Office for National Healthcare Properties ▪ Previously, Mr. Anderson served as General Counsel of AR Global Investments, where he advised on both public and private debt and equity transactions, mergers and corporate acquisitions, commercial real estate transactions and operational integration of acquired companies

13 13 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global and former Chief Executive Officer of ASIC ▪ Currently serves as CEO and Chairman of Global Net Lease (NYSE:GNL) ▪ Prior to being named Chief Executive Officer of ASIC, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital - sponsored investment programs ▪ Prior to the establishment of AR Capital, Mr. Weil served as Senior Vice President of Sales and Leasing for American Financial Realty Trust (AFRT), where he was responsible for the disposition and leasing activity for an approximately 30 million square foot portfolio Louis DiPalma | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since December 2022 ▪ Member of the Rhode Island State Senate and served in positions such as the chair of the Senate Committee on Rules, Government Ethics and Oversight, first vice chair of the Senate Committee on Finance and as a member of the Senate Committee on Education Nicholas Radesca | Independent Director ▪ Mr. Radesca has decades of public company experience as chief financial officer of numerous companies, including serving as interim chief financial officer of the Company and as chief financial officer of AR Global and related companies ▪ Mr. Radesca brings to the Company a deep background in real estate, credit, M&A and operating businesses, Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 500 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance x Majority independent Board of Directors, with additional oversight provided by committees comprised solely of independent directors x PricewaterhouseCoopers LLP currently acts as the independent auditor for ASIC x ASIC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures x Advisor and its affiliates own over 1.4 million (1) shares, demonstrating their commitment to Company 1) As of September 30, 2024.

14 14 Appendix

15 15 Definitions Adjusted EBITDA : We define Adjusted EBITDA as EBITDA, as defined below, further excluding ( i ) impairment charges, (ii) interest income and other income or expense, (iii) gains or losses on debt extinguishment, (iv) equity - based compensation expense, (v) acquisition and transaction costs, (vi) gain or loss on asset sales and (vii) and expenses paid with issuances of our common stock in lieu of cash . Annualized Straight - Line Rent or “SLR” : Straight - line rent which is annualized and calculated using most recent available lease terms as of the period end indicated . EBITDA : We define EBITDA as net loss excluding ( i ) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense . Cash NOI : We define Cash NOI as net income (loss), the most directly comparable GAAP financial measure, less income from investment securities and interest, plus general and administrative expenses, acquisition and transaction - related expenses, depreciation and amortization, other non - cash expenses and interest expense . In calculating Cash NOI, we also eliminate the effects of straight - lining of rent and the amortization of above - and below - market leases . Investment Grade : As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade . Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default . Ratings information is as of September 30 , 2024 . Top 10 tenants are 60 . 5 % actual investment grade rated and 20 . 2 % implied investment grade rated . Net Leverage : Calculated as total mortgage notes payable, gross of $ 399 . 5 million minus cash and cash equivalents of $ 5 . 2 million (excluding restricted cash) divided by the carrying value of total assets of $ 567 . 9 million plus accumulated depreciation and amortization of $ 87 . 9 million as of September 30 , 2024 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense . NOI excludes all other items of expense and income included in the financial statements in calculating net (loss) . Occupancy : Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . Remaining Lease Term : Represents the outstanding tenant lease term . Weighted based on Annualized Straight - Line rent as of the date or period end indicated .

16 16 Reconciliation of Non - GAAP Metrics: Cash NOI For the Three Months Ended September 30, 2023 September 30, 2024 (in thousands) $ (9,390) $ (34,482) Net Loss (in accordance with GAAP) 6,499 4,414 Depreciation & Amortization 4,739 5,279 Interest Expense 1,848 (24,789) EBITDA 362 27,817 Impairment of real estate investments 1,208 76 Equity - based compensation - - Management fees paid in common stock to the Advisor in lieu of cash (8) (9) Other income (expense) 3,410 3,095 Adjusted EBITDA 1,882 1,994 Asset and property management fees to related parties paid in cash 1,931 1,762 General & Administrative 7,223 6,851 NOI (36) (219) Accretion of below - and amortization of above - market lease liabilities and assets, net (703) 102 Straight - line rent (revenue as a lessor) 27 27 Straight - line ground rent (expense as lessee) $ 6,511 $ 6,761 Cash NOI Cash Net Operating Income (Cash NOI) Reconciliation Schedule

17 17 Legal Notices

18 18 Important Additional Information and Where to Find It References in this presentation to the “Company,” “we,” “us” and “our” refer to American Strategic Investment Co. (“ASIC”) an d i ts consolidated subsidiaries. This presentation contains estimates and information concerning the Company's industry that are based on industry publication s a nd reports. The Company has not independently verified the accuracy of the data contained in these industry publications and reports. Est ima tes and information in this presentation involve a number of assumptions and limitations, and you are cautioned not to rely on or giv e u ndue weight to this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of fact ors , including those described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” s ect ions of the Company's Annual Report on Form 10 - K for the year ended December 31, 2023 filed on April 1, 2024 and the Company’s Quarterly Rep ort on on Form 10 - Q for the quarter ended September 30, 2024 filed November 12, 2024 with the Securities and Exchange Commission (the "SE C") and all other filings filed with the SEC after that date including but not limited to the subsequent Quarterly Reports on For m 1 0 - Q and Current Reports on Form 8 - K, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports. These and other factors could cause results to differ materially from those expressed in these publications and repo rts . The majority of the concessions granted to our tenants as a result of the COVID - 19 pandemic were rent deferrals or temporary ren t abatements with the original lease term unchanged and collection of deferred rent deemed probable. As a result of relief granted by the Fin ancial Accounting Standards Board and the SEC related to lease modification accounting, rental revenue used to calculate Net Income, NO I, Cash NOI, EBITDA, and Adjusted EBITDA has not been, and we do not expect it to be, significantly impacted by these types of deferrals. Non - GAAP Financial Measures We disclose certain non - GAAP financial measures we use to evaluate our performance, such as Cash Net Operating Income (“Cash NOI ”). A description of these non - GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income (lo ss), is provided on slide 16. None of these non - GAAP financial measures should be considered as a substitute for net income or any other financial measure presented in accordance with generally accepted accounting principles in the United States ("GAAP"). Because non - GAAP fi nancial measures are not standardized, such as Cash NOI, as defined by the Company, may not be comparable to similarly titled measure s r eported by other companies. It therefore may not be possible to compare the Company's use of these non - GAAP financial measures with those u sed by other companies. A reconciliation of all non - GAAP measures disclosed in this presentation to their nearest respective GAAP measu res can be found on slide 15 of this presentation. 18

19 19 Forward Looking Statements 19 This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of American S tra tegic Investment Co. (“We” or the “Company”). Any offer or sale of securities will be made only by means of a prospectus and related documentation meeting the req uirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which s uch offer, solicitation or sale would be unlawful. This presentation contains statements that are not historical facts and may be forward - looking statements, including statements regarding the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on wh ich such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates ,” “projects,” “potential,” “predicts,” “expects,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward - looking statem ents, although not all forward - looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forw ard - looking statements. Further, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unle ss required by law. These forward - looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward - looking statements. These ris ks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether th e Company will be able to successfully acquire new assets or businesses, (c) the ability of the Company to consummate the sale of 9 Times Square (d) th e a bility of the Company to execute its business plan and sell certain of its properties on commercially practicable terms, if at all; (e) the potential adv erse effects of the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions an d other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financi al markets, (f) the potential adverse effects of inflationary conditions and higher interest rate environment, (g) that any potential future acquisition or di sposition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, and (h) the Company may not be ab le to continue to meet the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, whi ch could negatively affect the Company, the price of the Company's common stock and the Company's shareholders' ability to sell the Company's com mon stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10 - K for the year ended Dec ember 31, 2023 filed on April 1, 2024 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward - looking statements speak only as of the date they are made, and the Company undertakes no o bligation to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.